EXHIBIT 99.1

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of this Statement on Schedule 13G (including any and all amendments thereto) with respect to the Common Stock, par value $0.01 per share, of Avid Technologies, Inc., and further agree to the filing of this agreement as an Exhibit thereto.  The undersigned further agree that any further amendments or supplements thereto shall also be filed on behalf of each of them.

Dated:  April 17, 2020

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:	/s/ Andres Gonzalez
	Name:	Andres Gonzalez
	Title:	Attorney-in-fact

VINTAGE VI LP

By:	/s/ Andres Gonzalez
	Name:	Andres Gonzalez
	Title:	Attorney-in-fact

VINTAGE VI OFFSHORE HOLDINGS LP

By:	/s/ Andres Gonzalez
	Name:	Andres Gonzalez
	Title:	Attorney-in-fact

VF VI ADVISORS LLC

By:	/s/ Andres Gonzalez
	Name:	Andres Gonzalez
	Title:	Attorney-in-fact

VINTAGE VI MGR HLDS LP

By:	/s/ Andres Gonzalez
	Name:	Andres Gonzalez
	Title:	Attorney-in-fact

VF VI OFFSHORE ADVISORS INC

By:	/s/ Andres Gonzalez
	Name:	Andres Gonzalez
	Title:	Attorney-in-fact

UBAR INVESTMENT HOLDINGS LIMITED

By:	/s/ Andres Gonzalez
	Name:	Andres Gonzalez
	Title:	Attorney-in-fact

UBAR INVESTORS, L.P.

By:	/s/ Andres Gonzalez
	Name:	Andres Gonzalez
	Title:	Attorney-in-fact

GS UI ADVISORS LIMITED

By:	/s/ Andres Gonzalez
	Name:	Andres Gonzalez
	Title:	Attorney-in-fact

MERBAU INVESTORS OFFSHORE HOLDINGS II, L.P.

By:	/s/ Andres Gonzalez
	Name:	Andres Gonzalez
	Title:	Attorney-in-fact

MB ADVISORS LTD

By:	/s/ Andres Gonzalez
	Name:	Andres Gonzalez
	Title:	Attorney-in-fact

PE CSEC OFFSHORE HOLDINGS II, L.P.

By:	/s/ Andres Gonzalez
	Name:	Andres Gonzalez
	Title:	Attorney-in-fact

GS PE HARVEST GP II A INC

By:	/s/ Andres Gonzalez
	Name:	Andres Gonzalez
	Title:	Attorney-in-fact

DALPP, L.P.

By:	/s/ Andres Gonzalez
	Name:	Andres Gonzalez
	Title:	Attorney-in-fact

DA PRIVATE EQUITY GP LLC

By:	/s/ Andres Gonzalez
	Name:	Andres Gonzalez
	Title:	Attorney-in-fact

RA PROGRAM LP

By:	/s/ Andres Gonzalez
	Name:	Andres Gonzalez
	Title:	Attorney-in-fact

GOLDMAN SACHS TL PROGRAM ADVISORS, INC

By:	/s/ Andres Gonzalez
	Name:	Andres Gonzalez
	Title:	Attorney-in-fact

GSAM GEN-PAR, L.L.C.

By:	/s/ Andres Gonzalez
	Name:	Andres Gonzalez
	Title:	Attorney-in-fact